LEUTHOLD
                             ASSET ALLOCATION FUND

                                 ANNUAL REPORT
                               September 30, 1996


DEAR FELLOW SHAREHOLDERS:

We appreciate having you as investors in the Leuthold Asset Allocation Fund. While the Fund commenced operations on November 20, 1995, my associates and I have a long documented history as investment managers with an asset allocation focus. I started in this business back in 1961, initially as a stockbroker and subsequently as a research analyst, an institutional investment strategist, a hedge fund manager and a mutual fund portfolio manager for a Texas based firm. Over the past 35 years, I've survived awful bear markets and benefited from raging bull markets. While I am the most grizzled veteran in our organization, the other key people on the Leuthold investment team average over 15 years of investment experience.

Our prime concern is always investment risk. Our investment objective, personally and with your investment, is to produce gains and KEEP them. Although many have become accustomed to the current huge bull market, stocks can be a terrifying roller coaster ride. Very long-term, stocks may be the best performing asset class, but only if the investor has the extraordinary courage and conviction to stay the course. From personal experience, we know that most investors don't. Fear takes most investors out of stocks at the wrong time, typically when the market is close to its low. For these investors, the courage to reinvest only develops after a major new advance is well underway.

To date in 1996, the investment performance of the Leuthold Asset Allocation Fund has lagged behind the stock market averages (as have other asset allocation funds and balanced funds). Why? Because our Fund is "underinvested" in the stock market. Currently, only about 25% of Fund assets are invested in common stocks, with 50% in government bonds and 25% in cash equivalents. Why? Because at current levels the stock market is a high risk investment.

- NEVER BEFORE HAS THE STOCK MARKET GONE UP SO FAR FOR SO LONG.

- "NEW STOCK MARKET VALUATION ERAS," BE THEY JAPAN IN THE LATE 1980S OR THE U.S. IN THE LATE 1920S (OR TODAY), HAVE NEVER BEEN PERMANENT!

- A DECLINE TO TYPICAL STOCK MARKET VALUATION LEVELS (1926 TO DATE) WOULD MEAN A FALL OF 35% OR MORE FROM TODAY'S LEVELS.

Two old cliches about sum it up: Trees don't grow to the sky and the stock market is NOT a one way street. I suspect our shareholders recognize these realities and that is one reason you have invested in our Fund. But, many of today's inexperienced new equity mutual fund investors are not so savvy. About 70% of all mutual fund investments have been made since 1991 and about 80% of the money in equity mutual funds has yet to experience even a 10% decline in the broad market averages.

Still another tired old cliche is, "The bigger they are, the harder they fall." This cliche applies to bull markets as well as those trees that don't grow to the sky. And, this has been the biggest bull market ever.

Since 1982, the S&P 500 has produced an annual compound return of 16.3% (848% gain), an all time bull market record. In the last five year period of Main Street market enthusiasm and huge equity mutual fund inflows, the S&P 500 has produced a 15% annual compound return (101% gain). But, it is really quite amazing how quickly these fat historical returns can shrink with a single bad stock market year.

WHEN THE "NEW VALUATION ERA" ENDS...
- A year from now, if the S&P 500 falls 25%, the trailing five year annualized total return fades from today's 15% per year to 6.8% per year, and a 35% decline (back to normal valuation levels) trims the five year annualized total return to 3.7%.

  ...TRAILING TEN YEAR TOTAL RETURNS (NOW 14.8% PER YEAR), WOULD SHRINK TO 7.9% WITH A 25% DECLINE. ASSUMING A 35% DECLINE, THE TEN YEAR TOTAL RETURN SHRIVELS TO 6.3% PER YEAR FROM THE CURRENT 14.8%.

- Now let us suppose an investor, starting in January 1992, has diligently invested $2,500 each quarter in a 401(k) plan and total returns have matched S&P 500 performance (better than most equity funds). By the end of September 1996, the $47,500 invested has a portfolio value of $73,000, a nice gain of $25,500, or about 54% over cost. The retirement nest egg is growing well.

  ...BUT, IF THE S&P 500 SLIDES 25% OVER THE NEXT YEAR, AS QUARTERLY INVESTMENT CONTINUES, THE $57,500 TOTAL THEN CONTRIBUTED WOULD HAVE A PORTFOLIO VALUE OF $64,250 (ABOUT 12% OVER COST), A MEAGER AND DEMORALIZING REWARD FOR SIX YEARS OF DILIGENT RETIREMENT SAVING.

  ...AND WHAT'S MORE, A 35% DECLINE (STOCK MARKET RETREAT TO ITS MEDIAN VALUATION LEVELS) WOULD SHRINK PORTFOLIO VALUE TO $56,200, ABOUT $1,300 LESS THAN THE AMOUNT CONTRIBUTED OVER THE LAST SIX YEARS.

IS A BEAR MARKET STARTING NOW?
So, is the stock market about to begin a corrective descent of 25% or more in the next twelve months? Currently, I have no strong conviction as to just when, but I am certain it WILL happen. Even now there is some evidence that the stock market is very close to topping out. Earnings momentum is slowing and the current economic expansion will be six years old in February 1997 (the third longest of this century). A recession, or fear of a recession, may be the trigger that will shift stock market psychology to the negative side. Or perhaps the confidence shaking catalyst could be some left field political or financial development that only a fortune teller might anticipate.

WE ARE NOT CONGENITAL STOCK MARKET BEARS
Back in the late 1970s and early 1980s, Barron's and Louis Rukeyser labeled me "Super Bull" during the same period Main Street was bailing out of mutual funds and taking the pledge to stay out of the stock market forever. But this was also a period when stocks sold at book value, yielded 6%, and carried price/earnings multiples of eight and ten...an extraordinarily cheap stock market. Today, stocks are priced at three or four times book value, yield 2%, with price earnings multiples of 20 times earnings...And, Main Street ADORES the stock market.

Obviously, selling low and buying high is not the way to invest in the stock market, although this is what emotions often lead investors to do. As asset allocators, we employ our disciplines to do it the right way. We view significant market declines as great potential investment opportunities, as do other investment professionals. But, what good are these opportunities to professionals if they have no cash reserves available to take advantage of them? Being able to take advantage of investment opportunities is why asset allocation shifts can be so rewarding. Your Fund currently maintains 25% cash reserves, as well as 50% in fixed income securities that can be shifted into stocks when valuations do become more reasonable.

In ending this first letter to shareholders, I want to emphasize that we view investment success as making money for you and NOT giving it back. If the stock market is down 30% and we are down "only 15%," we have NOT done our job. Relative to other mutual funds and the market itself, this might be considered good in some quarters, BUT NOT HERE.

In the late stages of a bull market, there will be times when our performance will not match the stock market averages or that of the typical equity fund. We pull in our equity horns when perceived valuation risk is high, which is why we currently favor bonds and equitized real estate (REITs). In these areas, the calculated risk and reward trade off is much more favorable than with the overinflated stock market. The fancy name for this is asset allocation, but in reality it is just common sense.

Unfortunately, common sense is increasingly uncommon in today's investment business. Shorter term quarterly and annual results have become paramount in the intensifying mutual fund performance derby. In the current stock market environment, superior performance is almost always achieved by escalating investor risk.

At any rate, please call us if you have any questions. Also, considering current stock market conditions, you might do well to seriously consider moving more of your assets into our Fund.

Sincerely,

Steve Leuthold
Chairman

POST SCRIPT: This is important and I failed to mention it. Both my family and I are among the largest shareholders in the Leuthold Asset Allocation Fund. Like you, we want to make money...and keep it. We don't like investment roller coasters!

                      11/20/95        3/31/96        9/30/96
                      --------        -------        -------
S&P 500                $10,000        $10,989        $11,836
Leuthold               $10,000        $10,141        $10,543
LB Govt./CORP.         $10,000        $10,072        $10,322

                    For the period ended September 30, 1996

                Cumulative Since Commencement
                        of Operations
               -------------------------------
              Leuthold Asset
                Allocation Fund            5.4%
              S&P 500                     18.4%
              LB Govt./Corp.               3.2%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Lehman Brothers Government/Corporate Index (LB Govt./Corp.) is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years. This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
LEUTHOLD FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Leuthold Funds, Inc. (a Maryland corporation, which includes the Leuthold Asset Allocation Fund), including the schedule of investments, as of September 30, 1996, and the related statements of operations and changes in net assets from November 20, 1995 (commencement of operations) through September 30, 1996, and the financial highlights for the period from November 20, 1995 (commencement of operations) through September 30, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leuthold Funds, Inc. as of September 30, 1996, and the results of its operations and changes in its net assets for the period from November 20, 1995 (commencement of operations) through September 30, 1996 and its financial highlights for the period from November 20, 1995 (commencement of operations) through September 30, 1996, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 15, 1996.




STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
ASSETS:
 Investments, at value
 (cost $31,195,588)                                        $31,422,671
 Interest receivable                                           273,096
 Dividends receivable                                           31,244
 Organizational expenses, net
   of accumulated amortization                                  35,571
 Receivable from adviser                                         4,087
 Other assets                                                   19,875
                                                           -----------
 Total Assets                                               31,786,544
                                                           -----------
LIABILITIES:
 Dividend payable                                               10,229
 Accrued expenses and
   other liabilities                                            35,814
                                                           -----------
 Total Liabilities                                              46,043
                                                           -----------

NET ASSETS                                                 $31,740,501
                                                           ===========
NET ASSETS CONSIST OF:
 Capital stock                                             $30,594,407
 Accumulated undistributed
   net investment income                                        81,802
 Accumulated undistributed net
 realized gain on investments                                  837,209
 Net unrealized appreciation
 on investments                                                227,083
                                                           -----------
 Total Net Assets                                          $31,740,501
                                                           ===========
 Shares outstanding
   (250,000,000 shares of
   $.0001 par value authorized)                              3,118,196

 Net Asset Value, Redemption Price
   and Offering Price Per Share                                 $10.18
                                                                ======
See notes to the financial statements.


STATEMENT OF OPERATIONS
NOVEMBER 20, 1995<F1> THROUGH SEPTEMBER 30, 1996

INVESTMENT INCOME:
 Dividend income                                            $  214,084
 Interest income                                             1,275,576
                                                           -----------
 Total investment income                                     1,489,660
                                                           -----------

EXPENSES:
 Investment advisory fee                                       236,333
 Administration fee                                             24,689
 Shareholder servicing and
   accounting costs                                             44,130
 Custody fees                                                   14,151
 Federal and state registration                                 27,651
 Professional fees                                              24,234
 Amortization of
   organizational expenses                                       7,448
 Reports to shareholders                                        13,169
 Directors' fees and expenses                                    5,405
 Other                                                           8,754
                                                           -----------
 Total expenses before reimbursement                           405,964
 Less: Reimbursement from Adviser                             (77,769)
                                                           -----------
 Net expenses                                                  328,195
                                                           -----------

NET INVESTMENT INCOME                                        1,161,465
                                                           -----------

REALIZED AND UNREALIZED
GAINON INVESTMENTS:
 Net realized gain on investments                              172,238
 Change in unrealized
   appreciation on investments                                 227,083
                                                           -----------

 Net realized and unrealized
   gain on investments                                         399,321
                                                           -----------

NET INCREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                             $1,560,786
                                                            ==========

<F1> Commencement of operations.

                     See notes to the financial statements.



STATEMENT OF CHANGES IN NET ASSETS
NOVEMBER 20, 1995<F2> THROUGH SEPTEMBER 30, 1996

OPERATIONS:
 Net investment income                                     $ 1,161,465
 Net realized gain on investments                              172,238
 Change in unrealized appreciation
 on investments                                                227,083
                                                           -----------
 Net increase in net assets
   from operations                                           1,560,786
                                                           -----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                               (1,084,877)
                                                           -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                  11,738,348
 Proceeds from collective and
   common trust funds conversions                           29,115,588
 Shares issued to holders in
   reinvestment of dividends                                 1,037,552
 Cost of shares redeemed                                  (10,626,896)
                                                           -----------
 Net increase in net assets from
   capital share transactions                               31,264,592
                                                           -----------

TOTAL INCREASE IN NET ASSETS                                31,740,501
                                                           -----------

NET ASSETS:
 Beginning of period                                                 0
                                                           -----------

 End of period (including
   undistributed net investment
   income of $81,802)                                      $31,740,501
                                                           ===========
<F2> Commencement of operations.

See notes to the financial statements.


FINANCIAL HIGHLIGHTS

                                                          NOV. 20, 1995<F3>
                                                               THROUGH
PER SHARE DATA:                                            SEPT. 30, 1996
                                                          ----------------
Net asset value, beginning of period                            $10.00
                                                                ------

Income from investment operations:
  Net investment income                                           0.38
  Net realized and unrealized
    gain on investments                                           0.16
                                                                ------
  Total from investment operations                                0.54
                                                                ------

Less distributions from
  net investment income                                         (0.36)
                                                                ------

Net asset value, end of period                                  $10.18
                                                                ======
Total return <F4>                                                5.43%

Supplemental data and ratios:
  Net assets, end of period                                $31,740,501

  Ratio of expenses to average
    net assets <F5>                                              1.25%

  Ratio of net investment income
    to average net assets <F5>                                   4.44%

  Portfolio turnover rate                                      103.30%

  Average commission rate paid                                 $0.0600

<F3> Commencement of operations.

<F4> Not annualized for the period November 20, 1995 through September 30, 1996.

<F5> Annualized for the period November 20, 1995 through September 30, 1996.
     Without expense reimbursements of $77,769 for the period November 20, 1995 through September 30, 1996, the ratio of expenses to average net assets would have been 1.55% and the ratio of net investment income to average net assets would have been 4.14%.

                     See notes to the financial statements.




SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

   NUMBER                                                      MARKET
  OF SHARES                                                    VALUE
  ---------                                                    -----
             COMMON STOCKS - 25.5%
             BUILDING MATERIALS - 0.5%
      3,500  Martin Marietta Materials                        $ 74,812
      1,300  Medusa Corp.                                       39,975
        600  Texas Industries, Inc.                             35,925
                                                           -----------
                                                               150,712
                                                           -----------

             CHEMICALS SPECIALTY - 0.5%
      3,300  Calgon Carbon Corp.                                34,237
      3,000  Cytec Industries, Inc.<F6>                        116,625
                                                           -----------
                                                               150,862
                                                           -----------

             CONSUMER/COMMERCIAL SERVICES - 1.6%
      3,300  B.I., Inc.<F6>                                     27,225
      6,100  Corrections Corp. of America                      190,625
      5,300  Safety-Kleen Corp.                                 87,450
      4,250  U.S. Filter Corp.<F6>                             145,031
      2,400  Wackenhut Corrections Corp.<F6>                    53,400
                                                           -----------
                                                               503,731
                                                           -----------

             DIVERSIFIED TECHNOLOGY - 0.8%
      5,700  Checkpoint Systems, Inc. <F6>                     151,050
      2,400  Dionex Corp.<F6>                                   91,200
                                                           -----------
                                                               242,250
                                                           -----------

             ENERGY - EQUIPMENT & SERVICES - 1.3%
      3,400  Baker-Hughes, Inc.                                103,275
      3,500  Dresser Industries, Inc.                          104,125
      7,100  Global Marine, Inc.<F6>                           111,825
      1,900  Halliburton Co.                                    98,087
                                                           -----------
                                                               417,312
                                                           -----------


   NUMBER                                                      MARKET
  OF SHARES                                                    VALUE
  ---------                                                    -----
             ENERGY - OIL & GAS - 1.9%
      1,800  Burlington Resources, Inc.                       $ 79,875
      2,200  Louisiana Land & Exploration                      115,775
      1,400  Mobil Corp.                                       162,050
      1,900  Noble Affiliates, Inc.                             80,275
      5,100  Oryx Energy Co.<F6>                                90,525
      2,700  Ultramar Corp.                                     81,675
                                                           -----------
                                                               610,175
                                                           -----------

             LIFE INSURANCE - 1.3%
      4,100  Equitable Companies, Inc.                         105,575
      1,800  Jefferson-Pilot Corp.                              93,150
      2,600  Provident Companies, Inc.                          97,500
      3,200  SunAmerica, Inc.                                  110,400
                                                           -----------
                                                               406,625
                                                           -----------

             MACHINERY - DIVERSIFIED - 1.2%
      1,200  Caterpillar, Inc.                                  90,450
      1,900  Deere & Co.                                        79,800
      3,100  Harnischfeger Industries, Inc.                    117,025
      2,000  Ingersoll-Rand Co.                                 95,000
                                                           -----------
                                                               382,275
                                                           -----------

             REAL ESTATE INVESTMENT TRUSTS - 12.1%
      9,500  BREProperties Class A                             190,000
      6,800  Bradley Real Estate, Inc.                         110,500
      5,900  CBL & Associates Properties, Inc.                 135,700
      8,500  Chelsea GCARealty, Inc.                           260,312
      7,400  Colonial Properties Trust                         194,250
      9,600  Cousins Properties, Inc.                          211,200
      6,400  Crescent Real Estate Equities, Inc.               263,200
      3,200  Developers Diversified Realty Corporation         102,800


SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

   NUMBER                                                      MARKET
  OF SHARES                                                    VALUE
  ---------                                                    -----
             REAL ESTATE INVESTMENT
               TRUSTS - 12.1% (CONTINUED)
      8,200  Equity Residential Properties Trust            $  293,150
      9,000  Excel Realty Trust, Inc.                          194,625
      6,100  First Industrial Realty Trust                     157,837
      3,700  Health Care Property Investors, Inc.              120,713
      3,450  Kimco Realty Corporation                          102,638
     13,100  Koger Equity, Inc. <F6>                           204,688
     10,200  Nationwide Health Properties, Inc.                224,400
      5,000  Post Properties, Inc.                             183,125
      6,700  RFS Hotel Investors, Inc.                         104,688
      6,100  Reckson Associates Realty Corp.                   226,463
      7,300  Regency Realty Corp.                              163,338
      6,100  Summit Properties, Inc.                           120,475
      9,400  Sun Communities, Inc.                             267,900
                                                           -----------
                                                             3,832,002
                                                           -----------

             RESTAURANTS - 0.2%
      5,200  Foodmaker, Inc. <F6>                               52,000
                                                           -----------

             RETAIL - SPECIALTY - 0.9%
      4,600  Good Guys, Inc. <F6>                               36,800
      8,400  Price/Costco, Inc. <F6>                           172,200
      2,300  Ross Stores, Inc.                                  82,800
                                                           -----------
                                                               291,800
                                                           -----------

             RETAIL STORES - DRUG Store - 0.1%
        900  Longs Drug Stores, Inc.                            39,150
                                                           -----------


   NUMBER                                                      MARKET
  OF SHARES                                                    VALUE
  ---------                                                    -----
             RETAIL STORES - FOOD CHAINS - 0.5%
      1,200  Safeway, Inc. <F6>                             $   51,150
      2,500  Vons Companies, Inc. <F6>                         107,187
                                                           -----------
                                                               158,337
                                                           -----------

             UTILITIES - 1.3%
      4,900  CalEnergy, Inc. <F6>                              156,187
      4,200  Coastal Corp.                                     173,250
      2,500  KNEnergy, Inc.                                     88,125
                                                           -----------
                                                               417,562
                                                           -----------

             WASTE Management - 1.3%
      9,600  U.S.A. Waste Services, Inc. <F6>                  302,400
      3,800  WMXTechnologies, Inc.                             124,925
                                                           -----------
                                                               427,325
                                                           -----------

             Total common stocks
               (cost $7,438,431)                             8,082,118
                                                           -----------

CONTRACTS (100 shares PER CONTRACT)

             PUT OPTIONS PURCHASED - 0.7%
             S&P 500:
        108  Expiration December 1996, Exercise Price $675     137,700
         57  Expiration December 1996, Exercise Price $680      85,500
                                                           -----------

             Total put options purchased (cost $310,274)       223,200
                                                           -----------


SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

  PRINCIPAL                                                    MARKET
   AMOUNT                                                      VALUE
  ---------                                                    -----
             FIXED INCOME SECURITIES - 49.4%
             U.S. TREASURY OBLIGATIONS - 49.4%
$21,565,000  U.S. Treasury Strip, due 2/15/2018 <F7>       $ 4,668,171
                                                           -----------

             U.S. Treasury Bonds:
  7,730,000  7.50%, 11/15/2016                               8,092,344
  2,615,000  8.125%, 8/15/2019                               2,922,263
                                                           -----------
                                                            11,014,607
                                                           -----------

             Total fixed income securities
               (cost $16,012,308)                           15,682,778
                                                           -----------

             SHORT-TERM INVESTMENTS - 23.4%
             VARIABLE RATE DEMAND NOTES - 9.2%
  1,366,438  Johnson Controls                                1,366,438
  1,568,137  Wisconsin Electric Power Co.                    1,568,137
                                                           -----------
                                                             2,934,575
                                                           -----------


SCHEDULE OF INVESTMENTS

  PRINCIPAL                                                    MARKET
   AMOUNT                                                      VALUE
  ---------                                                    -----
             COMMERCIAL PAPER - 14.2%
 $1,500,000  American Express Corp.                        $ 1,500,000
  1,500,000  CIT Group Corp.                                 1,500,000
  1,500,000  GECapital Corp.                                 1,500,000
                                                           -----------
                                                             4,500,000
                                                           -----------

             Total short-term investments
               (cost $7,434,575)                             7,434,575
                                                           -----------

             Total investments - 99.0%
               (cost $31,195,588)                           31,422,671
                                                           -----------

             Other assets in excess
               of liabilities - 1.0%                           317,830
                                                           -----------

             TOTAL NET ASSETS - 100.0%                     $31,740,501
                                                           ===========
<F6> Non-income producing security.
<F7> Principal only.

                     See notes to the financial statements.



NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company currently consists of one series, Leuthold Asset Allocation Fund (the "Fund"). The investment objective of the Fund is to seek high total return consistent with reasonable risk over the long term. The Fund commenced operations on November 20, 1995.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $43,019, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute investment company net taxable income and net capital gains to shareholders.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Purchased Option Accounting - Option contracts purchased are included in the Statement of Assets and Liabilities as an asset and are valued at the last bid price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Option contracts are held by the Fund for trading and hedging purposes.

f) Foreign Currency Translations - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

g) Other - Investment and shareholder transactions are recorded no later than the first business day after the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Fund for the period November 20, 1995 through September 30, 1996, were as follows:

   Shares sold                                         1,167,497
   Shares issued as a result of collective
      and common trust fund conversions                2,905,504
   Shares issued to holders
      in reinvestment of dividends                       102,850
   Shares redeemed                                    (1,057,655)
                                                       ---------
   Net increase                                        3,118,196
                                                       =========

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period November 20, 1995 through September 30, 1996, were $42,744,741 and $19,203,046, respectively.

   At September 30, 1996, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                                    $1,109,608
   (Depreciation)                                    (643,830)
                                                     --------
   Net appreciation on investments                 $  465,778
                                                     ========

   At September 30, 1996, the cost of investments for federal income tax purposes was $30,956,893.

   At the close of business on January 19, 1996, the unit holders of the Piper Trust Common Leuthold Flexible Fund transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $860,971 of unrealized appreciation for tax purposes. As of September 30, 1996, the Fund realized $664,971 of the appreciation. At September 30, 1996, the realized appreciation is included in accumulated undistributed net realized gain on investments on the Statement of Assets and Liabilities.

4. INVESTMENT ADVISORY AND
   OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold & Anderson, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

   Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

   For the period ended September 30, 1996, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $27,821 of brokerage commissions.

5. DISTRIBUTIONS

   Nineteen percent of the dividends paid qualifies for the dividend received deduction available to corporate shareholders.



                                    LEUTHOLD
                             ASSET ALLOCATION FUND

INVESTMENT ADVISER:
  Leuthold & Anderson, Inc., Minnesota

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT, SHAREHOLDER
SERVICING AGENT & CUSTODIAN:
  Firstar Trust Company, Wisconsin

COUNSEL:
  Foley & Lardner, Wisconsin

AUDITORS:
  Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.



[ARTICLE] 6
[CIK] 0001000351
[NAME] LEUTHOLD FUNDS, INC.
[MULTIPLIER] 1

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          SEP-30-1996
[PERIOD-START]                             NOV-20-1995
[PERIOD-END]                               SEP-30-1996
[INVESTMENTS-AT-COST]                         31195588
[INVESTMENTS-AT-VALUE]                        31422671
[RECEIVABLES]                                   308427
[ASSETS-OTHER]                                   55446
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                31786544
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        46043
[TOTAL-LIABILITIES]                              46043
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                      30594095
[SHARES-COMMON-STOCK]                          3118196
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                        81802
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                         837209
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                        227083
[NET-ASSETS]                                  31740501
[DIVIDEND-INCOME]                               214084
[INTEREST-INCOME]                              1275576
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  328195
[NET-INVESTMENT-INCOME]                        1161465
[REALIZED-GAINS-CURRENT]                        172238
[APPREC-INCREASE-CURRENT]                       227083
[NET-CHANGE-FROM-OPS]                          1560786
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                      1084877
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        4073001
[NUMBER-OF-SHARES-REDEEMED]                    1057655
[SHARES-REINVESTED]                             102850
[NET-CHANGE-IN-ASSETS]                        31740501
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           236333
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                 405964
[AVERAGE-NET-ASSETS]                          30327187
[PER-SHARE-NAV-BEGIN]                            10.00
[PER-SHARE-NII]                                    .38
[PER-SHARE-GAIN-APPREC]                            .16
[PER-SHARE-DIVIDEND]                             (.36)
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.18
[EXPENSE-RATIO]                                   1.25
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0